UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   April 20, 2001
                                                   --------------



                                  MKR Holdings
               (Exact Name of Registrant as Specified in Charter)



       Utah                                0-24556                87-0372759
       ----                                -------                ----------
  (State or Other Jurisdiction of         (Commission            (IRS Employer
            Incorporation)                 File Number)            ID Number)

         1070 West 2300 South, Salt Lake City, Utah                 84119
         -------------------------------------------                -----
         (Address of principal executive offices)                 (Zip Code)


    Registrant's telephone number, including area code:      801-972-2100
                                                             ------------

                                      N/A
          -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

          On April 20, 2001, Arthur Andersen LLP ("Andersen") resigned as the Registrant's independent auditor. The decision to change auditors was approved by the Registrant's Board of Directors.

          Andersen's report on the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that: (i) for the consolidated financial statements for the fiscal year ended March 31, 1999, the Registrant received an opinion with an explanatory fourth paragraph as to the uncertainty regarding the Registrant's ability to continue as a going concern; and (ii) for the fiscal year ended March 31, 2000, the Registrant's basis of accounting changed from a going concern basis of accounting to a liquidation basis of accounting.

          During the Registrant's two most recent fiscal years, and the subsequent interim period through December 31, 2000, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Registrant.

          During the Registrant's two most recent fiscal years, and the subsequent interim period through December 31, 2000, there was no disagreement or difference of opinion with Andersen regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

          The Registrant has provided Andersen with a copy of this Report, and has requested that Andersen furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached hereto as Exhibit 16.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

      (a) Financial statements of business acquired:  Not Applicable.

      (b) Pro forma financial statements:  Not Applicable.

      (c) Exhibits:

          16  Letter of Arthur Andersen LLP re: change in certifying accountant.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MKR HOLDINGS


                                              By:/s/ Kevin Hardy
                                                 -----------------------------
                                                 Name:  Kevin Hardy
                                                 Title: President


Dated: April 27, 2001

                                  EXHIBIT INDEX

Exhibit       Description

   16         Letter of Arthur Andersen LLP re: change in certifying accountant.